                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-B2 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1994 to June 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.08 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Bank (N.A.), Milwaukee, Wisconsin, as Trustee of Green Tree Trust 1994-B2 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 8.04 or 8.07 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.08 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                             HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-BII
                                 MONTHLY REPORT
                                   June 1994

                                         Distribution Date:  7/15/94
                                         Trust Account:    3331995-0

A.  Monthly Principal
    (1)  Regular Principal Payment        $ 91,136.26
    (2)  Principal Prepayments             349,746.53
    (3)  Delinquent Payments Advanced        8,847.95
    (4)  Net Losses                               .00
    (5)  Contracts Repurchased due to
         Breach of Representations and
         Warranties (see attached)                .00
    (6)  Bankruptcy Write-down                    .00
    (7)  Delinquent Payments Recovered            .00

         Total Principal                                    449,730.74

B.  Monthly Interest                                         49,654.35

C.  Remaining Principal Balance                          14,731,209.26

D.  Collected Amount                                        603,432.60

E.  Monthly Servicing Fee                                     9,488.09

F.  Advances Reimbursed
    (1)  Prior Advances that have been recovered                   .00
    (2)  Uncollectible Advances                                    .00

G.  Excess Cashflow (Residual Payment)                       94,559.42

H.  Shortfall                                                      .00

I.  Pool Factor

    Previous Month Pool Factor                               .00000000
    Current Month Pool Factor                                .97037527

J.  Aggregate Scheduled Balances and
    Number of Delinquent Contracts

    (1)  31 - 59             56,480.06            8
    (2)  60 - 89                   .00            0
    (3)  90 days or more           .00            0

K.  Liquidated Contracts                                           .00

L.  Number of Loans Remaining                                    2,465

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.